POWER OF ATTORNEY
                                  ------------------



               The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his/her attorneys-in-fact to sign on his/her behalf and in his/her capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 100,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated 1992 Non-Qualified Stock Option Plan and all amendments, exhibits and supplements thereto.



          Date:     March 9, 1996                 /s/  Tenley E. Albright
                    -------------                 -------------------------
                                                       Tenely E. Albright
                                                       Director









                                  POWER OF ATTORNEY
                                  ------------------



               The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his/her attorneys-in-fact to sign on his/her behalf and in his/her capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 100,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated 1992 Non-Qualified Stock Option Plan and all amendments, exhibits and supplements thereto.



          Date:  March 9, 1996                    /s/  George W. Ebright
               -------------                      -------------------------

                                                  George W. Ebright
                                                  Director









                                  POWER OF ATTORNEY
                                  ------------------



               The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his/her attorneys-in-fact to sign on his/her behalf and in his/her capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 100,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated 1992 Non-Qualified Stock Option Plan and all amendments, exhibits and supplements thereto.



          Date:  March 9, 1996               /s/  George J.Hauptfuhrer,Jr.
                 -------------               ------------------------------
                                                  George J. Hauptfuhrer, Jr.
                                                  Director









                                  POWER OF ATTORNEY
                                  ------------------



               The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his/her attorneys-in-fact to sign on his/her behalf and in his/her capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 100,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated 1992 Non-Qualified Stock Option Plan and all amendments, exhibits and supplements thereto.



          Date:  March 9, 1996                    /s/  William H. Longfield
               -------------                      -------------------------
                                                  William H. Longfield
                                                  Director









                                  POWER OF ATTORNEY
                                  ------------------



               The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his/her attorneys-in-fact to sign on his/her behalf and in his/her capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 100,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated 1992 Non-Qualified Stock Option Plan and all amendments, exhibits and supplements thereto.



          Date:  March 9, 1996                    /s/  John P. Neafsey
               -------------                      -------------------------
                                                       John P. Neafsey
                                                       Director









                                  POWER OF ATTORNEY
                                  ------------------



               The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his/her attorneys-in-fact to sign on his/her behalf and in his/her capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 100,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated 1992 Non-Qualified Stock Option Plan and all amendments, exhibits and supplements thereto.



          Date:  March 9, 1996                    /s/  Monroe E. Trout
                 -------------                      -------------------------
                                                       Monroe E. Trout
                                                       Director









                                  POWER OF ATTORNEY
                                  ------------------



               The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his/her attorneys-in-fact to sign on his/her behalf and in his/her capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 100,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated 1992 Non-Qualified Stock Option Plan and all amendments, exhibits and supplements thereto.



          Date:  March 9, 1996                    /s/  J. Roffe Wike, II
                 -------------                    -------------------------
                                                       J. Roffe Wike, II
                                                       Director









                                  POWER OF ATTORNEY
                                  ------------------



               The undersigned hereby authorizes and appoints William G. Little and Raymond J. Land, and each of them, as his/her attorneys-in-fact to sign on his/her behalf and in his/her capacity as a director of The West Company, Incorporated, and to file, the Registration Statement for the registration of an additional 100,000 shares of Common Stock to be offered and sold pursuant to The West Company, Incorporated 1992 Non-Qualified Stock Option Plan and all amendments, exhibits and supplements thereto.



          Date:  March 9, 1996                    /s/  Geoffrey F. Worden
               -------------                      -------------------------
                                                  Geoffrey F. Worden
                                                  Director